EXHIBIT 10











                         Consent and Opinion of Counsel







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                        HELLER EHRMAN WHITE & MCAULIFFE
                                   ATTORNEYS
                   A PARTNERSHIP OF PROFESSIONAL CORPORATIONS
333 BUSH STREET                                                    SAN FRANCISCO
SAN FRANCISCO                                                        LOS ANGELES
CALIFORNIA 94104-2878                                                  PALO ALTO
                                                                 ---------------
TELEPHONE: (415) 772-6000                                                SEATTLE
FACSIMILE: (415) 772-6268                                               PORTLAND
                                                                          TACOMA
                                                                       ANCHORAGE
                                  March 17, 1997                ----------------
                                                                WASHINGTON, D.C.
                                                                       HONG KONG
                                                                       SINGAPORE

                                                                      23438-0001

Metropolitan West Funds
10880 Wilshire Blvd., Suite 2020
Los Angeles, California 90024

                       Registration Statement on Form N-1A
                       -----------------------------------

Ladies and Gentlemen:

                  We have acted as counsel to Metropolitan West Funds, a Delaware business trust (the "Trust"), in connection with the Trust's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 24, 1996 (the "Registration Statement") and relating to the issuance by the Trust of an indefinite number of $0.01 par value shares of beneficial interest of three series of the Trust, Metropolitan West Total Return Bond Fund, Metropolitan West Low Duration Bond Fund and Metropolitan West Short-Term Investment Fund (collectively, the "Shares") pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended (the "Act").

                  In connection with this opinion, we have assumed the authenticity of all records, documents and instruments submitted to us as originals, the genuineness of all signatures, the legal capacity of all natural persons and the conformity to the originals of all records, documents and instruments submitted to us as copies. We have based our opinion on the following:

                  (a) the Trust's Agreement and Declaration of Trust dated December 9, 1996 (the "Declaration of Trust") and the Trust's Certificate of Trust as filed with the Secretary of State of Delaware on December 9, 1996;

                  (b)   the By-laws of the Trust;



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Metropolitan West Funds
March 17, 1997                                                            Page 2



                  (c) resolutions of the sole Trustee of the Trust adopted by written consent dated March 14, 1997 authorizing the issuance of the Shares;

                  (d)   the Registration Statement; and

                  (e) a certificate of the sole Trustee of the Trust as to certain factual matters relevant to this opinion.

                  Our opinion below is limited to the federal law of the United States of America and the business trust law of the State of Delaware. We are not licensed to practice law in the State of Delaware, and we have based our opinion below solely on our review of Chapter 38 of Title 12 of the Delaware Code and the case law interpreting such Chapter as reported in Delaware Code Annotated (Michie Co. 1995 and Supp. 1996) and updated on Westlaw. We have not undertaken a review of other Delaware law or of any administrative or court decisions in connection with rendering this opinion. We disclaim any opinion as to any law other than that of the United States of America and the business trust law of the State of Delaware as described above, and we disclaim any opinion as to any statute, rule, regulation, ordinance, order or other promulgation of any regional or local governmental authority.

                  Based on the foregoing and our examination of such questions of law as we have deemed necessary and appropriate for the purpose of this opinion, and assuming that (i) all of the Shares will be issued and sold for cash at the per-share public offering price on the date of their issuance in accordance with statements in the Trust's Prospectus included in the Registration Statement and in accordance with the Declaration of Trust, (ii) all consideration for the Shares will be actually received by the Trust, (iii) such consideration will be at least equal in value to the par value of the Shares, and (iv) all applicable securities laws will be complied with, it is our opinion that, when issued and sold by the Trust, the Shares will be legally issued, fully paid and nonassessable.

                  This opinion is rendered to you in connection with the Registration Statement and is solely for your benefit. This opinion may not be relied upon by you for any other purpose or relied upon by any other person, firm, corporation or other entity for any purpose, without our prior written consent. We disclaim any obligation to advise you of any developments in areas covered by this opinion that occur after the date of this opinion.


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Metropolitan West Funds
March 17, 1997                                                            Page 3


                  We hereby consent to (i) the reference to our firm under the caption "Legal Counsel" in the Prospectus of the Trust included in the Registration Statement, and (ii) the filing of this opinion as an exhibit to the Registration Statement.

                                             Very truly yours,

                                             /s/ HELLER EHRMAN WHITE & McAULIFFE